UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2017

Date of reporting period:	July 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Equity Fund

Semiannual report
12 | 31 | 16

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
POVSX

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

February 9, 2017

Dear Fellow Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

About the fund

Unearthing opportunities beyond America

Putnam International Equity Fund pursues attractively valued companies outside the United States. With a history of over 20 years, the fund has refined an investment process that incorporates fundamental company research with sector and market insights.

Seeking attractively valued companies with a catalyst for change

In Putnam International Equity Fund, Portfolio Manager Simon (Sam) Davis looks for stocks with two key characteristics: they must be cheap and they must possess a catalyst for positive change. Otherwise, the fund has the flexibility to go across market cap, geography, and growth or value investment styles.

Simon Davis
Co-Head of Equities
Industry since 1988
At Putnam since 2000

“We actively research stocks one by one, trying to find companies that the market has undervalued.”

Investments may drive future growth in international markets

Investment is one of the keys for sustaining long-term economic growth, and some regions of the world are benefiting from a higher — or relatively equal — ratio of investment to GDP compared with the United States.

COMPARING INVESTMENT AS A PERCENTAGE OF GDP ACROSS REGIONS

European Union
United States
Developing Asia
Latin America and the Caribbean
50
40
30
20
10
0
2014
2015
2016*
2017*

* Estimated.

Source: International Monetary Fund, World Economic Outlook Database, October 2016 (most recent data available).

2 International Equity Fund
International Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/16. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 14.

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Sam is Co-Head of Equities at Putnam. He has a B.A. from Oxford University. Sam joined Putnam in 2000 and has been in the investment industry since 1988.

Sam, how would you describe the investment environment for the six-month period ended December 31, 2016?

The period began on the heels of a market-disrupting event in late June, when the United Kingdom voted to leave the European Union [EU]. This was a surprising decision that sent global markets tumbling for a brief period and dealt a serious blow to the relative value of the pound sterling.

Markets generally recovered from this political event, however, and went on to deliver positive performance for the balance of the period. U.S. markets, in particular, took the election of Donald Trump to the U.S. presidency as a positive signal for deregulation and domestic stimulus, while non-U.S. markets suffered somewhat due to the uncertainty that a Trump presidency appeared to promise. Higher interest rates and the potential for protectionist trade policy were the main areas of concern. Eventually, however, non-U.S. markets staged a turnaround, fueled in part by currency weakness relative to the rising U.S. dollar. This rally then gained additional momentum in Europe following the Italian referendum result

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Allocations are shown as a percentage of the fund’s net assets as of 12/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 International Equity Fund

in early December, in which voters rejected a series of political reforms.

In this context, how did Putnam International Equity Fund perform?

The fund underperformed its benchmark and Lipper peer group average during the period, mainly due to disappointing stock selection results. This occurred in an environment in which investors favored the cheapest stocks in the market irrespective of fundamentals. This was particularly the case in the second half of the period.

In the fund, I seek to invest in stocks that possess two key characteristics: They must be cheap, and they must possess what I believe is a catalyst for positive change. Some portfolio managers focus exclusively on valuation — or relative cheapness — but I believe that is not enough. In 2016, however, stocks that exhibited relative cheapness but that did not necessarily possess a catalyst for change performed very well and this led the fund to underperform.

How did U.K. markets fare as the U.K. government made efforts to map a plan for Brexit?

In the months following the June vote for Brexit, the U.K. stock market generally proved resilient, taking a mostly positive trajectory on the basis of better-than-expected U.K. economic data. The U.K. economy’s health surprised us, as well, but we continue to believe that the U.K. economy and markets will eventually experience Brexit-related headwinds. Rising inflation, which was already evident in the fourth quarter of 2016 with respect to gasoline and imported food prices, will increasingly act as a tax on U.K. consumers, in our view. With the overhang of uncertainty relative to the U.K. government’s negotiations over the terms of its departure from the EU, we are somewhat cautious, particularly on U.K. equities exposed to the U.K. economy, and may seek to reduce our benchmark-relative overweight in this area in the coming months.

Elsewhere in Europe, how did you maintain or adjust portfolio positioning through the period?

We continued to focus on making stock-specific calls rather than major country or sector bets across European and other non-U.S. stock markets. In Europe, in particular, we remained more or less in line with our benchmark, though we did add selectively to financial stocks as yields rose in the second half of the period.

Did you find any compelling investment opportunities in Japanese markets during the period?

On the back of yen weakness, we continued to like Japanese exporting companies, whose market share, sales volumes, and profits benefit from a depressed currency. In our view, the Japanese market overall remains a high-beta play on global reflation — that is, we believe it may prove especially sensitive to the restoration of global economic activity to higher levels.

The potential for global reflation appears more likely to us now, as we believe the U.S. economy under President Trump will reflate, which should push the U.S. dollar to appreciate. In our view, this is likely to further enhance the performance of Japanese exporters, bringing healthier inflation levels to Japan.

What were some of the holdings that detracted most from the fund’s relative performance?

Our benchmark-relative overweight in the stock of Veolia, a France-based utility and waste management company, was a drag on performance. The interest-rate environment shifted during the period, causing bond yields to rise. As a result, utility stocks such as Veolia, which tend to lure investors with dividends, generally became less attractive to market participants. Veolia’s short-term results also disappointed expectations following significant fundamental improvement in 2015. That said, we continued to have confidence in management’s ability

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to improve the business, and we retained the position at period-end.

Skyworth Digital Holdings, a China-based consumer electronics company, was also a large detractor from relative performance results. We continue to like the company’s competitive position, the potential for it to monetize its installed base of smart TVs, and the valuation support provided by its property assets and listed subsidiaries, and the stock looks cheap to us on a relative basis. We maintained the position at period-end.

Another stock that performed poorly during the period, but which we continued to like at period-end, was the stock of Matahari Department Stores, based in Indonesia. Indonesia is one of the so-called “Fragile Five” countries — Turkey, Brazil, India, South Africa, and Indonesia — that rely heavily on foreign capital, which can move capriciously. Indeed, during the latter months of the period, outflows from the Fragile Five were relatively high, driven by rising U.S. yields and heightened geopolitical uncertainty. This led to underperformance of local assets, including Matahari.

What holdings or strategies stood out as contributors to the fund’s relative performance?

Three of the fund’s largest contributors during the period were Japanese stocks. Two of these are household names — Nintendo and Yamaha — while the third, NSK, is a major global producer of industrial and automotive machinery bearings and other components. All three companies benefited from the relative drop in the value of the yen versus major global currencies, a shift that accelerated in the run-up to and aftermath of the U.S. election.

Coincident with better growth expectations in the United States, Europe, and China, a rise in long-duration bond yields was a strong tailwind for financial stocks — particularly banks. Consequently, our benchmark-relative overweights to select European financial companies, including Societe Generale, ING Groep, and Natixis, also contributed positively to the fund’s relative performance results.

How did derivatives impact fund performance?

During the period, we used forward currency contracts — agreements between two parties to buy and sell currencies at a set price on a

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 International Equity Fund

future date — to hedge foreign exchange risk. This strategy had a modestly negative impact on the fund’s relative performance for the six-month period.

What is your outlook for international stocks?

We continue to find significant value in international markets, particularly among developed-market stocks. We believe the global economy is performing modestly better than expected. This may especially benefit companies in Europe and Japan whose operating leverage should materially boost margins in a better top-line growth environment. Furthermore, as a result of currency depreciation relative to the U.S. dollar, we think there is additional potential for improved earnings momentum among European and Japanese companies.

On the whole, we remain cautiously optimistic about prospects for European stocks despite the various elections that are slated to occur in 2017. In the Netherlands, France, and Germany, voters will go to the polls this year, and we expect populist candidates may perform well but are unlikely to wrest political control from the existing establishment. So although current European politics has helped propel skepticism about integration, we do not expect resulting reconstituted coalition governments to be positioned to call new referenda on EU membership.

In addition, if political pressures from European elections subside and new fiscal and trade policies under the Trump administration surprise on the upside, we expect there could be positive and mutually amplifying ripple effects throughout global equity markets. Also, though it has established a framework to begin tapering its quantitative easing programs late in 2016, the European Central Bank has remained accommodative and quick to offer aid to systemically important sectors, as did the Bank of Japan.

We remain most cautious with respect to the emerging markets, which we think could suffer as a result of rising U.S. interest rates and a stronger U.S. dollar. In our view, punitive tariffs or border-adjusted taxes, such as those promised to Mexico and China at different points by President Trump in the run-up to the U.S. election, would be unambiguously bad for these countries. In addition, a strong dollar tends to correlate with weaker commodity prices, which could cause difficulties for a variety of commodity-exporting nations. High current account deficits in countries such as Turkey, Indonesia, and Brazil pose particularly difficult conditions for these countries. As a general rule, we will remain highly selective in our efforts to invest in attractively valued franchises across the emerging markets.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

International Equity Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (2/28/91)
Before sales charge	6.79%	–1.50%	–0.15%	41.37%	7.17%	–9.23%	–3.18%	–2.70%	4.47%

After sales charge	6.55	–7.17	–0.74	33.24	5.91	–14.45	–5.07	–8.30	–1.54

Class B (6/1/94)
Before CDSC	6.52	–7.28	–0.75	36.14	6.36	–11.26	–3.90	–3.42	4.05

After CDSC	6.52	–7.28	–0.75	34.14	6.05	–13.81	–4.83	–8.14	–0.95

Class C (7/26/99)
Before CDSC	5.99	–8.64	–0.90	36.18	6.37	–11.24	–3.90	–3.39	4.04

After CDSC	5.99	–8.64	–0.90	36.18	6.37	–11.24	–3.90	–4.34	3.04

Class M (12/1/94)
Before sales charge	6.25	–6.34	–0.65	37.89	6.64	–10.58	–3.66	–3.18	4.21

After sales charge	6.10	–9.62	–1.01	33.06	5.88	–13.71	–4.80	–6.57	0.56

Class R (1/21/03)
Net asset value	6.53	–3.97	–0.40	39.59	6.90	–9.89	–3.41	–2.91	4.32

Class R5 (7/2/12)
Net asset value	7.02	1.35	0.13	43.69	7.52	–8.37	–2.87	–2.33	4.66

Class R6 (7/2/12)
Net asset value	7.04	1.84	0.18	44.40	7.62	–8.05	–2.76	–2.22	4.73

Class Y (7/12/96)
Net asset value	7.01	0.98	0.10	43.17	7.44	–8.55	–2.93	–2.44	4.62

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

10 International Equity Fund

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

MSCI EAFE
Index (ND)	4.71%	7.75%	0.75%	37.22%	6.53%	–4.73%	–1.60%	1.00%	5.67%

Lipper
International
Multi-Cap Core	5.18	8.44	0.69	35.72	6.25	–5.07	–1.75	1.51	4.69
Funds category
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/16, there were 458, 442, 344, 288, 168, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR5	ClassR6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.641		$0.458	$0.475	$0.525		$0.597	$0.715	$0.739	$0.703

Capital gains	—		—	—	—		—	—	—	—

Total	$0.641		$0.458	$0.475	$0.525		$0.597	$0.715	$0.739	$0.703

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

6/30/16	$20.49	$21.74	$19.51	$19.77	$19.93	$20.65	$20.15	$20.79	$20.82	$20.74

12/31/16	20.76	22.03	19.84	20.09	20.24	20.97	20.42	21.04	21.06	20.99

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

International Equity Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 6/30/16*	1.32%	2.07%	2.07%	1.82%	1.57%	0.96%	0.86%	1.07%

Annualized expense ratio for
the six-month period ended
12/31/16†	1.23%	1.98%	1.98%	1.73%	1.48%	0.90%	0.80%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 12/31/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/16 to 12/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.34	$10.18	$10.18	$8.90	$7.62	$4.64	$4.13	$5.05

Ending value (after expenses)	$1,044.70	$1,040.50	$1,040.40	$1,042.10	$1,043.20	$1,046.60	$1,047.30	$1,046.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 International Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/16, use the following calculation method. To find the value of your investment on 7/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.26	$10.06	$10.06	$8.79	$7.53	$4.58	$4.08	$4.99

Ending value (after expenses)	$1,019.00	$1,015.22	$1,015.22	$1,016.48	$1,017.74	$1,020.67	$1,021.17	$1,020.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined

14 International Equity Fund

by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2016, Putnam employees had approximately $454,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Equity Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 International Equity Fund

The fund’s portfolio 12/31/16 (Unaudited)

COMMON STOCKS (99.5%)*	Shares	Value

Australia (4.0%)

Australia & New Zealand Banking Group, Ltd.	574,194	$12,570,121

Challenger, Ltd.	1,839,134	14,870,401

Insurance Australia Group, Ltd.	1,614,759	6,958,999

		34,399,521

Belgium (2.0%)

Anheuser-Busch InBev SA/NV	167,078	17,644,609

		17,644,609

Brazil (—%)

FabFurnish GmbH (acquired various dated from 8/2/13 to 8/31/16, cost
$20) (Private) † ∆∆ F	30	24

Global Fashion Group SA (acquired 8/2/13, cost $1,009,308) (Private) † ∆∆ F	23,826	182,973

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $20) (Private) † ∆∆ F	15	12

New Middle East Other Assets GmbH (acquired 8/2/13, cost $8)
(Private) † ∆∆ F	6	5

		183,014

Canada (1.8%)

Cenovus Energy, Inc.	445,500	6,735,672

Magna International, Inc.	213,900	9,287,878

		16,023,550

China (2.3%)

Alibaba Group Holding, Ltd. ADR † S	66,900	5,874,489

Skyworth Digital Holdings, Ltd.	9,577,976	5,443,298

Tencent Holdings, Ltd.	361,600	8,776,096

		20,093,883

Finland (1.2%)

Nokia OYJ	2,141,882	10,270,294

		10,270,294

France (13.3%)

Airbus SE	186,137	12,284,780

ArcelorMittal SA †	1,071,953	7,903,211

Criteo SA ADR † S	130,968	5,380,165

Natixis SA	2,255,096	12,715,864

Rexel SA	448,337	7,364,972

Sanofi	172,100	13,918,739

SFR Group SA †	296,736	8,366,117

Societe Generale SA	313,044	15,367,535

Technip SA	108,295	7,684,877

Valeo SA	239,400	13,755,828

Veolia Environnement SA	628,182	10,678,756

		115,420,844

Germany (7.4%)

Evonik Industries AG	321,467	9,571,643

Henkel AG & Co. KGaA (Preference)	104,499	12,462,176

LANXESS AG	166,237	10,892,218

Rheinmetall AG	105,810	7,109,434

RWE AG †	325,976	4,053,933

Siemens AG	160,319	19,706,717

		63,796,121

International Equity Fund 17

COMMON STOCKS (99.5%)* cont.	Shares	Value

Hong Kong (0.9%)

WH Group, Ltd.	9,609,000	$7,736,653

		7,736,653

Indonesia (0.6%)

Matahari Department Store Tbk PT	4,491,500	5,013,860

		5,013,860

Ireland (3.2%)

Bank of Ireland †	33,911,342	8,339,948

CRH PLC	320,556	11,079,129

Kerry Group PLC Class A	112,807	8,066,561

		27,485,638

Israel (0.8%)

Mobileye NV † S	182,800	6,968,336

		6,968,336

Italy (3.3%)

ENI SpA	520,404	8,437,342

Fiat Chrysler Automobiles NV	1,185,817	10,771,053

Telecom Italia SpA RSP	12,833,119	9,275,404

		28,483,799

Japan (19.6%)

Astellas Pharma, Inc.	970,400	13,450,905

Daikin Industries, Ltd.	115,100	10,540,831

Fuji Heavy Industries, Ltd.	154,200	6,272,280

Japan Airlines Co., Ltd.	275,800	8,048,153

Kao Corp.	232,000	10,976,639

Kyudenko Corp.	230,200	6,162,348

LIXIL Group Corp.	338,100	7,661,874

Murata Manufacturing Co., Ltd.	92,100	12,264,693

Nintendo Co., Ltd.	44,200	9,239,812

Nippon Telegraph & Telephone Corp.	382,600	16,082,894

NSK, Ltd.	1,261,800	14,553,434

ORIX Corp.	726,200	11,250,669

Relo Group, Inc.	42,200	6,026,102

Sony Corp.	368,700	10,246,572

Sumitomo Mitsui Financial Group, Inc.	424,900	16,107,983

Yamaha Motor Co., Ltd.	497,400	10,913,139

		169,798,328

Netherlands (4.6%)

Heineken NV	109,137	8,174,716

ING Groep NV GDR	1,267,397	17,835,980

Koninklijke Ahold Delhaize NV	643,735	13,549,202

		39,559,898

Norway (1.0%)

Orkla ASA	931,778	8,430,097

		8,430,097

Spain (1.7%)

Cellnex Telecom, SA 144A	357,678	5,136,930

Grifols SA ADR S	593,414	9,536,163

		14,673,093

18 International Equity Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value

Sweden (3.6%)

Com Hem Holding AB	1,083,373	$10,330,387

Securitas AB Class B	591,630	9,304,612

Swedbank AB Class A	468,522	11,323,841

		30,958,840

Switzerland (2.2%)

Novartis AG	257,515	18,731,293

		18,731,293

Taiwan (1.0%)

Taiwan Semiconductor Manufacturing Co., Ltd.	1,479,000	8,282,455

		8,282,455

United Kingdom (22.7%)

Admiral Group PLC	313,314	7,025,750

Associated British Foods PLC	307,003	10,375,593

AstraZeneca PLC	232,176	12,591,667

Barclays PLC	3,902,568	10,720,237

Berkeley Group Holdings PLC (The)	241,623	8,351,913

BHP Billiton PLC	1,017,405	16,086,252

Compass Group PLC	667,008	12,294,504

Imperial Brands PLC	290,792	12,649,955

Prudential PLC	890,054	17,753,149

Royal Dutch Shell PLC Class A	796,695	21,952,696

RPC Group PLC	583,011	7,627,329

Shire PLC	256,959	14,560,882

Sky PLC	603,462	7,341,807

St James’s Place PLC	712,853	8,866,706

Virgin Money Holdings UK PLC	1,492,551	5,558,991

Wolseley PLC	156,667	9,571,444

WPP PLC	591,336	13,219,727

		196,548,602

United States (2.3%)

Alphabet, Inc. Class C †	8,611	6,646,142

Amazon.com, Inc. †	8,200	6,148,934

KKR & Co. LP	491,900	7,570,342

		20,365,418

Total common stocks (cost $846,476,719)		$860,868,146

	Principal
MORTGAGE-BACKED SECURITIES (—%)*	amount	Value

Agency collateralized mortgage obligations (—%)

Federal National Mortgage Association Ser. 16-16, Class B,
3.000%, 11/25/41 [i]	$166,172	$171,342

Total Mortgage-backed securities (cost $171,342)		$171,342

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $121,576)
(Private) † ∆∆ F	16,051	$125,722

Total convertible preferred stocks (cost $121,576)		$125,722

International Equity Fund 19

	Principal amount/
SHORT-TERM INVESTMENTS (3.0%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.91% [d]	Shares	14,391,725	$14,391,725

Putnam Short Term Investment Fund 0.69% L	Shares	3,583,338	3,583,338

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.42% P	Shares	310,000	310,000

U.S. Treasury Bills 0.477%, 2/23/17 ∆		$117,000	116,922

U.S. Treasury Bills 0.444%, 2/16/17 ∆		2,411,000	2,409,703

U.S. Treasury Bills 0.446%, 2/9/17 ∆		1,162,000	1,161,465

U.S. Treasury Bills 0.472%, 2/2/17 ∆		809,000	808,715

U.S. Treasury Bills 0.385%, 1/26/17 ∆		1,232,000	1,231,669

U.S. Treasury Bills 0.387%, 1/19/17 ∆		190,000	189,965

U.S. Treasury Bills 0.459%, 1/12/17 ∆		1,852,000	1,851,815

U.S. Treasury Bills zero%, 02/16/17 [i]		110,000	109,945

Total short-term investments (cost $26,165,089)			$26,165,262

TOTAL INVESTMENTS

Total investments (cost $872,934,726)			$887,330,472

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $864,866,375.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $308,736, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $5,043,501 to cover certain derivative contracts.

20 International Equity Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financials	21.4%

Consumer discretionary	13.8

Industrials	13.0

Consumer staples	12.7

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $300,836,737) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	1/18/17	$1,038,862	$1,299,655	$(260,793)

	British Pound	Sell	3/16/17	15,578,152	15,994,723	416,571

	Canadian Dollar	Sell	1/18/17	2,304,993	2,359,686	54,693

	Euro	Sell	3/16/17	310,999	315,223	4,224

	Hong Kong Dollar	Buy	2/16/17	62,996	63,037	(41)

Barclays Bank PLC

	Canadian Dollar	Buy	1/18/17	7,012,195	7,135,521	(123,326)

	Canadian Dollar	Sell	1/18/17	7,012,195	7,187,992	175,797

	Euro	Sell	3/16/17	19,966	20,236	270

	Hong Kong Dollar	Sell	2/16/17	818,537	815,118	(3,419)

	Swiss Franc	Buy	3/16/17	7,978,126	8,062,381	(84,255)

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	4,908,209	5,201,786	(293,577)

	British Pound	Sell	3/16/17	9,739,756	10,003,742	263,986

	Danish Krone	Buy	3/16/17	13,686,196	13,890,495	(204,299)

	Euro	Sell	3/16/17	946,940	958,674	11,734

	Japanese Yen	Buy	2/16/17	13,821,777	14,934,143	(1,112,366)

	New Zealand Dollar	Buy	1/18/17	39,788	41,485	(1,697)

Credit Suisse International

	Australian Dollar	Buy	1/18/17	6,577,341	6,973,718	(396,377)

	Euro	Sell	3/16/17	8,650,176	8,764,152	113,976

	Swiss Franc	Buy	3/16/17	7,893,887	7,978,589	(84,702)

Goldman Sachs International

	British Pound	Sell	3/16/17	10,936,916	11,241,501	304,585

	Chinese Yuan (Offshore)	Sell	2/16/17	19,186,147	19,887,298	701,151

	Japanese Yen	Buy	2/16/17	11,901,170	14,324,637	(2,423,467)

HSBC Bank USA, National Association

	Euro	Sell	3/16/17	2,449,853	2,483,988	34,135

	New Zealand Dollar	Buy	1/18/17	1,702,421	1,774,540	(72,119)

International Equity Fund 21

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $300,836,737) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.

	British Pound	Sell	3/16/17	$11,244,447	$11,554,875	$310,428

	Canadian Dollar	Buy	1/18/17	3,717,400	3,795,880	(78,480)

	Euro	Sell	3/16/17	25,852,708	26,011,321	158,613

	Japanese Yen	Buy	2/16/17	13,182,949	14,837,342	(1,654,393)

	Norwegian Krone	Sell	3/16/17	2,790,766	2,864,396	73,630

	Singapore Dollar	Buy	2/16/17	11,441,488	11,939,989	(498,501)

	Swedish Krona	Sell	3/16/17	5,083,288	5,045,425	(37,863)

	Swiss Franc	Buy	3/16/17	25,949,401	26,075,199	(125,798)

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	433,478	459,514	(26,036)

	Euro	Sell	3/16/17	20,150,363	20,431,831	281,468

	Israeli Shekel	Sell	1/18/17	884,732	907,396	22,664

	Swiss Franc	Buy	3/16/17	8,216,244	8,302,449	(86,205)

UBS AG

	Swiss Franc	Buy	3/16/17	6,825,613	6,898,800	(73,187)

Total						$(4,712,976)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$34,399,521	$—

Belgium	—	17,644,609	—

Brazil	—	—	183,014

Canada	16,023,550	—	—

China	5,874,489	14,219,394	—

Finland	—	10,270,294	—

France	5,380,165	110,040,679	—

Germany	—	63,796,121	—

Hong Kong	—	7,736,653	—

Indonesia	—	5,013,860	—

Ireland	—	27,485,638	—

Israel	6,968,336	—	—

Italy	—	28,483,799	—

Japan	—	169,798,328	—

Netherlands	—	39,559,898	—

Norway	—	8,430,097	—

22 International Equity Fund

		Valuation inputs

Investments in securities: cont.	Level 1	Level 2	Level 3

Spain	$9,536,163	$5,136,930	$—

Sweden	—	30,958,840	—

Switzerland	—	18,731,293	—

Taiwan	—	8,282,455	—

United Kingdom	—	196,548,602	—

United States	20,365,418	—	—

Total common stocks	64,148,121	796,537,011	183,014

Convertible preferred stocks	—	—	125,722

Mortgage-backed securities	—	171,342	—

Short-term investments	3,893,338	22,271,924	—

Totals by level	$68,041,459	$818,980,277	$308,736

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(4,712,976)	$—

Totals by level	$—	$(4,712,976)	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 23

Statement of assets and liabilities 12/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $14,066,440 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $854,959,663)	$869,355,409
Affiliated issuers (identified cost $17,975,063) (Notes 1 and 5)	17,975,063

Foreign currency (cost $501,740) (Note 1)	510,470

Dividends, interest and other receivables	836,325

Foreign tax reclaim	406,249

Receivable for shares of the fund sold	1,442,327

Unrealized appreciation on forward currency contracts (Note 1)	2,927,925

Prepaid assets	61,877

Total assets	893,515,645

LIABILITIES

Payable for investments purchased	1,534,199

Payable for shares of the fund repurchased	2,107,779

Payable for compensation of Manager (Note 2)	473,623

Payable for custodian fees (Note 2)	75,439

Payable for investor servicing fees (Note 2)	503,014

Payable for Trustee compensation and expenses (Note 2)	683,672

Payable for administrative services (Note 2)	9,026

Payable for distribution fees (Note 2)	449,033

Unrealized depreciation on forward currency contracts (Note 1)	7,640,901

Collateral on securities loaned, at value (Note 1)	14,391,725

Collateral on certain derivative contracts, at value (Note 1)	591,287

Other accrued expenses	189,572

Total liabilities	28,649,270

Net assets	$864,866,375

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,117,113,259

Distributions in excess of net investment income (Note 1)	(13,619,157)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,248,219,509)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	9,591,782

Total — Representing net assets applicable to capital shares outstanding	$864,866,375

(Continued on next page)

24 International Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($614,908,495 divided by 29,614,135 shares)	$20.76

Offering price per class A share (100/94.25 of $20.76)*	$22.03

Net asset value and offering price per class B share ($8,749,972 divided by 440,936 shares)**	$19.84

Net asset value and offering price per class C share ($43,844,241 divided by 2,181,869 shares)**	$20.09

Net asset value and redemption price per class M share ($9,746,811 divided by 481,493 shares)	$20.24

Offering price per class M share (100/96.50 of $20.24)*	$20.97

Net asset value, offering price and redemption price per class R share
($2,774,228 divided by 135,858 shares)	$20.42

Net asset value, offering price and redemption price per class R5 share
($16,915,246 divided by 803,957 shares)	$21.04

Net asset value, offering price and redemption price per class R6 share
($68,267,782 divided by 3,242,080 shares)	$21.06

Net asset value, offering price and redemption price per class Y share
($99,659,600 divided by 4,747,568 shares)	$20.99

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 25

Statement of operations Six months ended 12/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $595,380)	$6,736,408

Interest (including interest income of $19,569 from investments in affiliated issuers) (Note 5)	22,510

Securities lending (net of expenses) (Notes 1 and 5)	54,507

Total investment income	6,813,425

EXPENSES

Compensation of Manager (Note 2)	3,058,713

Investor servicing fees (Note 2)	993,480

Custodian fees (Note 2)	56,244

Trustee compensation and expenses (Note 2)	22,758

Distribution fees (Note 2)	1,140,989

Administrative services (Note 2)	15,909

Other	268,379

Total expenses	5,556,472

Expense reduction (Note 2)	(18,052)

Net expenses	5,538,420

Net investment income	1,275,005

Net realized gain on investments (net of foreign tax of $60,147) (Notes 1 and 3)	12,514,823

Net realized gain on futures contracts (Note 1)	603,063

Net realized gain on foreign currency transactions (Note 1)	5,861,720

Net realized gain on written options (Notes 1 and 3)	2,420,984

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(9,503,030)

Net unrealized appreciation of investments during the period	27,114,140

Net gain on investments	39,011,700

Net increase in net assets resulting from operations	$40,286,705

The accompanying notes are an integral part of these financial statements.

26 International Equity Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/16*	Year ended 6/30/16

Operations

Net investment income	$1,275,005	$14,238,055

Net realized gain (loss) on investments
and foreign currency transactions	21,400,590	(62,767,174)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	17,611,110	(91,506,568)

Net increase (decrease) in net assets resulting
from operations	40,286,705	(140,035,687)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(18,512,583)	(19,145,311)

Class B	(198,935)	(231,272)

Class C	(1,021,025)	(1,071,960)

Class M	(245,873)	(279,828)

Class R	(84,963)	(65,021)

Class R5	(555,393)	(567,566)

Class R6	(2,303,336)	(553,438)

Class Y	(3,237,424)	(2,873,661)

Increase (decrease) from capital share transactions (Note 4)	(43,530,456)	1,277,845

Total decrease in net assets	(29,403,283)	(163,545,899)

NET ASSETS

Beginning of period	894,269,658	1,057,815,557

End of period (including distributions in excess of net
investment income of $13,619,157 and undistributed net
investment income of $11,265,370, respectively)	$864,866,375	$894,269,658

*Unaudited.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	ne tassets (%)	(%)

Class A

December 31, 2016**	$20.49	.03	.88	.91	(.64)	—	(.64)	—	$20.76	4.47*	$614,908	.62*	.13*	30*

June 30, 2016	24.31	.32	(3.55)	(3.23)	(.59)	—	(.59)	—	20.49	(13.46)	647,864	1.27[d]	1.47[d]	77

June 30, 2015	25.33	.29	(1.09)	(.80)	(.22)	—	(.22)	—	24.31	(3.12)	834,109	1.26	1.19	69

June 30, 2014	20.26	.20	5.01	5.21	(.17)	—	(.17)	.03[f]	25.33	25.92	919,776	1.30	.83	67

June 30, 2013	16.78	.20	3.47	3.67	(.19)	—	(.19)	—	20.26	21.92	800,600	1.32	1.06	86

June 30, 2012	20.93	.23	(3.72)	(3.49)	(.89)	(.07)	(.96)	.30[h,i]	16.78	(14.98)	785,933	1.36	1.32	67

Class B

December 31, 2016**	$19.51	(.05)	.84	.79	(.46)	—	(.46)	—	$19.84	4.05*	$8,750	1.00*	(.24)*	30*

June 30, 2016	23.14	.14	(3.37)	(3.23)	(.40)	—	(.40)	—	19.51	(14.09)	10,121	2.02[d]	.66[d]	77

June 30, 2015	24.08	.09	(1.02)	(.93)	(.01)	—	(.01)	—	23.14	(3.86)	14,821	2.01	.39	69

June 30, 2014	19.27	.01	4.77	4.78	—	—	—	.03[f]	24.08	24.96	20,183	2.05	.03	67

June 30, 2013	15.95	.05	3.30	3.35	(.03)	—	(.03)	—	19.27	21.04	21,761	2.07	.27	86

June 30, 2012	19.85	.08	(3.51)	(3.43)	(.71)	(.05)	(.76)	.29[h,i]	15.95	(15.60)	25,547	2.11	.50	67

Class C

December 31, 2016**	$19.77	(.05)	.85	.80	(.48)	—	(.48)	—	$20.09	4.04*	$43,844	1.00*	(.24)*	30*

June 30, 2016	23.47	.15	(3.42)	(3.27)	(.43)	—	(.43)	—	19.77	(14.08)	47,141	2.02[d]	.72[d]	77

June 30, 2015	24.45	.11	(1.05)	(.94)	(.04)	—	(.04)	—	23.47	(3.83)	59,397	2.01	.46	69

June 30, 2014	19.58	.02	4.83	4.85	(.01)	—	(.01)	.03[f]	24.45	24.93	61,686	2.05	.08	67

June 30, 2013	16.22	.06	3.35	3.41	(.05)	—	(.05)	—	19.58	21.03	53,981	2.07	.31	86

June 30, 2012	20.23	.10	(3.60)	(3.50)	(.74)	(.06)	(.80)	.29[h,i]	16.22	(15.64)	53,807	2.11	.57	67

Class M

December 31, 2016**	$19.93	(.02)	.86	.84	(.53)	—	(.53)	—	$20.24	4.21*	$9,747	.88*	(.12)*	30*

June 30, 2016	23.64	.19	(3.43)	(3.24)	(.47)	—	(.47)	—	19.93	(13.87)	10,247	1.77[d]	.90[d]	77

June 30, 2015	24.64	.15	(1.05)	(.90)	(.10)	—	(.10)	—	23.64	(3.65)	15,078	1.76	.66	69

June 30, 2014	19.72	.08	4.88	4.96	(.07)	—	(.07)	.03[f]	24.64	25.30	18,269	1.80	.33	67

June 30, 2013	16.34	.10	3.37	3.47	(.09)	—	(.09)	—	19.72	21.26	16,006	1.82	.55	86

June 30, 2012	20.38	.14	(3.62)	(3.48)	(.79)	(.06)	(.85)	.29[h,i]	16.34	(15.39)	16,826	1.86	.83	67

Class R

December 31, 2016**	$20.15	—[e]	.87	.87	(.60)	—	(.60)	—	$20.42	4.32*	$2,774	.75*	.01*	30*

June 30, 2016	23.87	.27	(3.49)	(3.22)	(.50)	—	(.50)	—	20.15	(13.66)	2,962	1.52[d]	1.23[d]	77

June 30, 2015	24.90	.23	(1.08)	(.85)	(.18)	—	(.18)	—	23.87	(3.37)	4,454	1.51	.99	69

June 30, 2014	19.94	.14	4.92	5.06	(.13)	—	(.13)	.03[f]	24.90	25.57	3,478	1.55	.59	67

June 30, 2013	16.52	.16	3.40	3.56	(.14)	—	(.14)	—	19.94	21.62	2,743	1.57	.84	86

June 30, 2012	20.61	.16	(3.64)	(3.48)	(.84)	(.07)	(.91)	.30[h,i]	16.52	(15.17)	2,261	1.61	.94	67

Class R5

December 31, 2016**	$20.79	.07	.90	.97	(.72)	—	(.72)	—	$21.04	4.66*	$16,915	.46*	.30*	30*

June 30, 2016	24.66	.40	(3.60)	(3.20)	(.67)	—	(.67)	—	20.79	(13.18)	16,211	.96[d]	1.81[d]	77

June 30, 2015	25.72	.44	(1.19)	(.75)	(.31)	—	(.31)	—	24.66	(2.84)	19,900.96		1.79	69

June 30, 2014	20.58	.63[g]	4.73	5.36	(.26)	—	(.26)	.04[f]	25.72	26.28	8,002.98		2.48[g]	67

June 30, 2013†	17.12	.29	3.38	3.67	(.21)	—	(.21)	—	20.58	21.51*	12	.94*	1.49*	86

28 International Equity Fund	International Equity Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class R6

December 31, 2016**	$20.82	.08	.90	.98	(.74)	—	(.74)	—	$21.06	4.73*	$68,268	.41*	.35*	30*

June 30, 2016	24.69	.59	(3.77)	(3.18)	(.69)	—	(.69)	—	20.82	(13.08)	66,136	.86[d]	2.75[d]	77

June 30, 2015	25.74	.39	(1.12)	(.73)	(.32)	—	(.32)	—	24.69	(2.75)	17,443.86		1.61	69

June 30, 2014	20.59	.31	5.08	5.39	(.28)	—	(.28)	.04[f]	25.74	26.44	17,762.88		1.28	67

June 30, 2013†	17.12	.56[j]	3.13	3.69	(.22)	—	(.22)	—	20.59	21.62*	13,856	.84*	2.63*j	86

Class Y

December 31, 2016**	$20.74	.06	.89	.95	(.70)	—	(.70)	—	$20.99	4.62*	$99,660	.50*	.26*	30*

June 30, 2016	24.61	.40	(3.60)	(3.20)	(.67)	—	(.67)	—	20.74	(13.23)	93,588	1.02[d]	1.79[d]	77

June 30, 2015	25.66	.36	(1.12)	(.76)	(.29)	—	(.29)	—	24.61	(2.91)	92,613	1.01	1.49	69

June 30, 2014	20.52	.26	5.07	5.33	(.23)	—	(.23)	.04[f]	25.66	26.21	64,196	1.05	1.09	67

June 30, 2013	17.00	.24	3.52	3.76	(.24)	—	(.24)	—	20.52	22.19	53,813	1.07	1.27	86

June 30, 2012	21.20	.28	(3.77)	(3.49)	(.94)	(.07)	(1.01)	.30[h,i]	17.00	(14.74)	57,769	1.11	1.56	67

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to June 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following per share outstanding on November 27, 2013.

Per share

Class A	$0.03

Class B	0.03

Class C	0.03

Class M	0.03

Class R	0.03

Class R5	0.04

Class R6	0.04

Class Y	0.04

g The net investment income ratio and per share amount shown for the period ended June 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.03 per share outstanding on November 29, 2011.

i Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following per share outstanding on July 21, 2011:

Per share

Class A	$0.27

Class B	0.26

Class C	0.26

Class M	0.26

Class R	0.27

Class Y	0.27

This payment resulted in an increase to total returns of 1.36% for the year ended June 30, 2012.

j The net investment income ratio and per share amount shown for the period ended June 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 International Equity Fund	International Equity Fund 31

Notes to financial statements 12/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2016 through December 31, 2016.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

32 International Equity Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

International Equity Fund 33

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

34 International Equity Fund

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,119,521 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $5,178,019 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $14,391,725 and the value of securities loaned amounted to $14,066,440.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street.

International Equity Fund 35

Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2016, the fund had a capital loss carryover of $1,215,200,719 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$19,425,910	$4,961,870	$24,387,780	*

215,742,590	N/A	215,742,590	June 30, 2017

975,070,349	N/A	975,070,349	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $54,117,356 recognized during the period between November 1, 2015 and June 30, 2016 to its fiscal year ending June 30, 2017.

The aggregate identified cost on a tax basis is $872,696,029, resulting in gross unrealized appreciation and depreciation of $73,274,549 and $58,640,106, respectively, or net unrealized appreciation of $14,634,443.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

36 International Equity Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.351% of the fund’s average net assets before a decrease of $96,609 (0.011% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

International Equity Fund 37

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$764,026	Class R5	12,790

Class B	11,155	Class R6	16,830

Class C	55,309	Class Y	117,799

Class M	12,027	Total	$993,480

Class R	3,544

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $453 under the expense offset arrangements and by $17,599 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $711, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

38 International Equity Fund

following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$811,513

Class B	1.00%	1.00%	48,537

Class C	1.00%	1.00%	235,096

Class M	1.00%	0.75%	38,330

Class R	1.00%	0.50%	7,513

Total			$1,140,989

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,715 and $367 from the sale of class A and class M shares, respectively, and received $5,314 and $126 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $16 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$263,646,570	$303,560,224

U.S. government securities (Long-term)	—	—

Total	$263,646,570	$303,560,224

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written option	Written option
		contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	GBP	20,734	$2,420,984

Options opened	GBP	—	—

Options exercised	GBP	—	—

Options expired	GBP	(20,734)	(2,420,984)

Options closed	GBP	—	—

Written options outstanding at the
end of the reporting period	GBP	—	$—

International Equity Fund 39

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	645,183	$13,681,289	2,651,425	$57,907,780

Shares issued in connection with
reinvestment of distributions	837,407	17,275,696	800,781	17,761,326

	1,482,590	30,956,985	3,452,206	75,669,106

Shares repurchased	(3,483,752)	(74,477,002)	(6,150,371)	(134,954,080)

Net decrease	(2,001,162)	$(43,520,017)	(2,698,165)	$(59,284,974)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	13,767	$278,777	59,646	$1,250,723

Shares issued in connection with
reinvestment of distributions	9,736	191,995	10,449	221,516

	23,503	470,772	70,095	1,472,239

Shares repurchased	(101,402)	(2,058,982)	(191,835)	(4,012,467)

Net decrease	(77,899)	$(1,588,210)	(121,740)	$(2,540,228)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	58,210	$1,193,463	244,047	$5,272,298

Shares issued in connection with
reinvestment of distributions	44,390	886,475	42,774	918,790

	102,600	2,079,938	286,821	6,191,088

Shares repurchased	(305,697)	(6,269,395)	(432,908)	(9,129,863)

Net decrease	(203,097)	$(4,189,457)	(146,087)	$(2,938,775)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	19,623	$403,096	47,639	$1,007,032

Shares issued in connection with
reinvestment of distributions	11,588	233,044	12,214	264,196

	31,211	636,140	59,853	1,271,228

Shares repurchased	(63,801)	(1,319,568)	(183,476)	(3,866,958)

Net decrease	(32,590)	$(683,428)	(123,623)	$(2,595,730)

40 International Equity Fund

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	22,212	$465,763	90,513	$1,939,045

Shares issued in connection with
reinvestment of distributions	3,264	66,226	2,413	52,670

	25,476	531,989	92,926	1,991,715

Shares repurchased	(36,662)	(763,663)	(132,510)	(2,915,045)

Net decrease	(11,186)	$(231,674)	(39,584)	$(923,330)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	39,253	$856,902	119,790	$2,709,241

Shares issued in connection with
reinvestment of distributions	26,574	555,393	25,259	567,566

	65,827	1,412,295	145,049	3,276,807

Shares repurchased	(41,512)	(894,599)	(172,318)	(3,762,860)

Net increase (decrease)	24,315	$517,696	(27,269)	$(486,053)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	379,247	$8,242,260	3,188,189	$67,364,866

Shares issued in connection with
reinvestment of distributions	110,061	2,302,466	24,608	553,438

	489,308	10,544,726	3,212,797	67,918,304

Shares repurchased	(423,556)	(9,215,255)	(742,835)	(15,441,184)

Net increase	65,752	$1,329,471	2,469,962	$52,477,120

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,126,403	$24,150,204	2,910,094	$65,077,533

Shares issued in connection with
reinvestment of distributions	144,269	3,008,009	116,649	2,615,264

	1,270,672	27,158,213	3,026,743	67,692,797

Shares repurchased	(1,034,681)	(22,323,050)	(2,277,789)	(50,122,982)

Net increase	235,991	$4,835,163	748,954	$17,569,815

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	644	0.1%	$13,550

International Equity Fund 41

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$18,332,127	$112,714,787	$116,655,189	$51,431	$14,391,725

Putnam Short Term
Investment Fund**	37,820,197	124,861,166	159,098,025	19,569	3,583,338

Totals	$56,152,324	$237,575,953	$275,753,214	$71,000	$17,975,063

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$4,000

Written equity option contracts (contract amount) (Note 3)	$4,000

Futures contracts (number of contracts)	20

Forward currency contracts (contract amount)	$360,500,000

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$2,927,925	Payables	$7,640,901

Total		$2,927,925		$7,640,901

42 International Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$6,208,049	$6,208,049

Equity contracts	(843,440)	603,063	—	$(240,377)

Total	$(843,440)	$603,063	$6,208,049	$5,967,672

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$(9,549,518)	$(9,549,518)

Equity contracts	787,179	(540,721)	—	$246,458

Total	$787,179	$(540,721)	$(9,549,518)	$(9,303,060)

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

International Equity Fund 43

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

						HSBC
					Goldman	Bank USA,	JPMorgan	State Street
	Bank of	Barclays	Citibank,	Credit Suisse	Sachs	National	Chase Bank	Bank and
	America N.A.	Bank PLC	N.A.	International	International	Association	N.A.	Trust Co.	UBS AG	Total

Assets:

Forward currency contracts #	$ 475,488	$ 176,067	$ 275,720	$ 113,976	$ 1,005,736	$ 34,135	$ 542,671	$ 304,132	$—	$ 2,927,925

Total Assets	$475,488	$176,067	$275,720	$113,976	$1,005,736	$34,135	$542,671	$304,132	$—	$2,927,925

Liabilities:

Forward currency contracts #	260,834	211,000	1,611,939	481,079	2,423,467	72,119	2,395,035	112,241	73,187	7,640,901

Total Liabilities	$260,834	$211,000	$1,611,939	$481,079	$2,423,467	$72,119	$2,395,035	$112,241	$73,187	$7,640,901

Total Financial and Derivative	$214,654	$(34,933)	$(1,336,219)	$(367,103)	$(1,417,731)	$(37,984)	$(1,852,364)	$191,891	$(73,187)	$(4,712,976)
Net Assets

Total collateral received (pledged)†##	$214,654	$(34,933)	$(1,257,528)	$(329,836)	$(1,417,731)	$—	$(1,852,364)	$191,891	$(73,187)

Net amount	$—	$—	$(78,691)	$(37,267)	$—	$(37,984)	$—	$—	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

44 International Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer, and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	BSA Compliance Officer
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Nancy E. Florek
Vice President, Director of
Legal Counsel	Robert T. Burns	Proxy Voting and Corporate
Ropes & Gray LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA009 304260 2/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017